UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2011

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS.

On September 9, 2011, The Macerich Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3 (the “New Registration Statement”) to replace the existing automatic shelf registration statement on Form S-3 (No. 333-155742) filed with the SEC on November 26, 2008 (the “Prior Registration Statement”), which was scheduled to expire on November 26, 2011 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement terminated upon the effectiveness on September 9, 2011 of the New Registration Statement. In connection with the filing of the New Registration Statement, the Company also filed four prospectus supplements to continue offerings that were previously included in prospectus supplements and an accompanying prospectus to the Prior Registration Statement. These prospectus supplements relate to:

(a)                                  the issuance of up to an aggregate of 279,457 shares of common stock, par value $.01 per share, of the Company (“Common Stock”) that may be issued to holders of (i) common units (“MACWH Units”) of limited partnership interest in MACWH, LP, a Delaware limited partnership (“MACWH”), and those MACWH Units that may be issued in the future upon conversion of the Class A convertible preferred units (“MACWH CPUs”) of limited partnership interest in MACWH, upon tender of those MACWH Units for redemption; (ii) MACWH CPUs, upon tender of those MACWH CPUs for redemption; (iii) common units (“OP Units”) of limited partnership interest in The Macerich Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), issued upon conversion of Series D preferred units of limited partnership interest in the Operating Partnership (the “Series D Preferred Units”), upon tender of those OP Units for redemption; and (iv) MACWH Units, the MACWH CPUs and the Series D Preferred Units as a result of adjustments made to the conversion ratio or factor of those units;

(b)                                 the issuance of up to 320,162 shares of Common Stock that may be issued upon redemption of OP Units distributed to holders of OP Units and long term incentive plan units of limited partnership interest of the Operating Partnership;

(c)                                  the resale of 935,358 shares of Common Stock issuable by the Company upon the exercise of a warrant the Company previously issued on September 30, 2009; and

(d)                                 the resale of up to 45,000 shares of Common Stock that have been, and up to 8,963,935 shares of Common Stock that may be, issued upon redemption of OP Units.

The Company is filing this Current Report on Form 8-K to provide the legal opinions of its counsel, Venable LLP, relating to the legality of the shares of Common Stock covered by the prospectus supplements described above, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4 and are incorporated herein by reference.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description
5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ Richard A. Bayer
Date:	September 9, 2011		Richard A. Bayer
Senior Executive Vice President,
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Venable LLP regarding the legality of the shares offered

5.2	Opinion of Venable LLP regarding the legality of the shares offered

5.3	Opinion of Venable LLP regarding the legality of the shares offered

5.4	Opinion of Venable LLP regarding the legality of the shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1, Exhibit 5.2, Exhibit 5.3 and Exhibit 5.4)